UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: May 16, 2007
(Date of Earliest Event Reported)

GEMSTAR-TV GUIDE INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-24218	95-4782077
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification
Incorporation)		Number)

6922 Hollywood Boulevard
12th Floor
Los Angeles, California 90028
(Address of principal executive offices) (Zip Code)

(323) 817-4600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(e) On May 16, 2007, the stockholders of Gemstar-TV Guide International, Inc. (the “Company”) approved the 2007 Long-Term Incentive Plan (the “2007 Plan”) at the Company’s annual meeting of stockholders (the “Annual Meeting”). The Company’s Board of Directors adopted the 2007 Plan on March 15, 2007, subject to stockholder approval at the Annual Meeting.

A description of the material terms of the 2007 Plan was set forth under the heading “Proposal 2: Approval of 2007 Long-Term Incentive Plan” in the Company’s Definitive Proxy Statement for the Annual Meeting, dated April 10, 2007, and is incorporated herein by reference. The description of the 2007 Plan is qualified in its entirety by reference to the 2007 Plan, a copy of which is attached hereto as Exhibit 10.1 and which is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit Number	Description
10.1	2007 Long-Term Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By:	GEMSTAR-TV GUIDE INTERNATIONAL, INC. /s/ Richard Battista
Richard Battista
Chief Executive Officer

Date: May 22, 2007

EXHIBIT INDEX

Exhibit Number	Description
10.1	2007 Long-Term Incentive Plan